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                     PROSPECTUS SUPPLEMENT -- MAY 14, 2010*

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Fund (prospectus date)                                                           Form #
RiverSource High Yield Bond Fund (7/30/09)                                       S-6370-99 AE
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Effective May 26, 2010, the description of the portfolio managers responsible for the Fund's day-to-day portfolio management, as described under the caption
"Fund Management and Compensation -- Investment Manager" is superseded and replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Jennifer Ponce de Leon, Portfolio Manager

- Managed the Fund since May 2010.

- Sector Leader of the high yield fixed income sector team since 2003.

- Joined the investment manager in 1997.

- Began investment career in 1989.

- MBA, DePaul University.

Brian Lavin, CFA, Portfolio Manager

- Managed the Fund since May 2010.

- Sector Manager on the high yield fixed income sector team.

- Joined RiverSource Investments in 1994 as a high yield analyst.

- Began investment career in 1986.

- MBA, University of Wisconsin -- Milwaukee.

The fixed income department of the investment manager is divided into six specialized teams (sector teams), each focused on a specific sector of the fixed income market. Each sector team includes a portfolio manager or portfolio managers and several analysts that select securities and other fixed income instruments within the sector. The Fund's portfolio managers lead or are members of the team that specializes in the sector in which the Fund primarily invests, and also serve on a strategy committee responsible for implementation of the Fund's overall investment strategy.

The rest of this section remains the same.


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S-6370-6 A (5/10)
* Valid until next update.